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                                                                   EXHIBIT 10.16

                           FOURTH AMENDMENT OF LEASE

THIS FOURTH AMENDMENT OF LEASE made as of December 4, 2000 by and between 50 INWOOD ROAD LIMITED PARTNERSHIP, a limited partnership, organized and existing under the laws of the State of Connecticut having its place of business at c/o DaQui Belding Partners Inc. at 175 capital Boulevard, Corporate Ridge, Rocky Hill, Connecticut 06067 (hereinafter referred to as the "Landlord"), and PROTON ENERGY SYSTEMS, INC. with its principal place of business at 50 Inwood Road, Inwood Business Park, Rocky Hill, Connecticut 06067 (hereinafter referred to as the "Tenant")

                                  WITNESSETH:

     WHEREAS, Landlord is the owner of certain real estate known as 50 Inwood Road, Inwood Business Park, located in Rocky Hill, Connecticut (hereinafter called the "Premises");

     WHEREAS, Landlord and Tenant have entered into a lease of a portion of the Premises by Lease dated May 27, 1997 (the "Lease") amended on January 29, 1998 (The "First Amendment of lease"); amended on March 1, 1999 (the "Second Amendment of Lease"); and amended as of April 9, 1999 (the "Third Amendment of Lease")

     WHEREAS, Landlord and Tenant have agreed to modify the terms of the Lease effective July 1, 2001.

     NOW, THEREFORE, in consideration of the mutual promises contained herein and for other valuable consideration, the receipt of which is hereby acknowledged, and subject to the approval of the Fourth Amendment of lease by Landlord's lenders, Landlord and Tenant hereby covenant and agree as follows:

     1.   Definition of Terms.  All defined, capitalized terms used herein shall
          -------------------
          have the same meanings as are ascribed to them in the Lease.

     2.   Term of the Extension Term.  The Extension Term shall commence on July
          --------------------------
          1, 2001 (the "Extension Term Commencement Date") and shall terminate on June 30, 2004. All references in the lease to the "Expiration Date" shall hereafter refer to June 30, 2004. Tenant hereby acknowledges that, upon the execution of this Amendment by both parties hereto, the option to extend the Term of the Lease, as provided in Section 38 of the lease, shall have been exercised.
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3.        Section 1.5 is modified by adding the following:

                                                             Annual Rate
                                                             Per Rentable
          Lease Year   Annual Base Rent   Monthly Payments   Square Foot
          ----------   ----------------   ----------------   -----------

          7/01 - 6/04    $179,089.50         $14,924.12         $8.95

4. Every provision, covenant, condition, obligation, right and power contained in and under the lease shall continue in full force and effect, affected by this Fourth Amendment only to the extent of the amendments set forth above.

5. All provisions of this Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, Landlord and Tenant have caused this Fourth Amendment to be duly executed as the day and year first written above.

WITNESSED BY:                   LANDLORD:

                                50 INWOOD ROAD
________________                LIMITED PARTNERSHIP

                                BY: INWOOD PROPERTIES, LLC
________________                Its General Partner

                                BY: Cromwell Avenue Management Co.
                                Its Managing Member

                                BY:____________________
                                    Paul J. Daqui
                                    President

________________                TENANT:

                                PROTON ENERGY SYSTEMS, INC.

________________                BY:_________________
                                    Robert Friedland
                                    Vice President Operations